AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                    BETWEEN
                                JNL SERIES TRUST
                                      AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  AMENDMENT  is  made  as of August 29, 2011, by and between JNL SERIES
TRUST, a Massachusetts business trust ("Trust") and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Agreement").

     WHEREAS,  the  parties  have  agreed  to  amend Section 4 of the Agreement.

     WHEREAS, the parties wish to amend Schedule A and Schedule B of the Agreement for the following fund additions and fund name changes:

     Fund  Additions:

     1.    JNL/AQR  Managed  Futures  Strategy  Fund;  and
     2.    JNL/Mellon  Capital  Management  Emerging  Markets  Index  Fund.

     Fund  Name  Changes:

     1. JNL/S&P  Disciplined  Moderate  Fund  to  JNL Disciplined Moderate Fund;
     2. JNL/S&P Disciplined Moderate Growth Fund to JNL Disciplined Moderate Growth Fund; and
     3.  JNL/S&P  Disciplined  Growth  Fund  to  JNL  Disciplined  Growth  Fund.

     WHEREAS, the parties wish to amend Schedule B of the Agreement for fee changes for the following funds:

     Fee  Changes:

     1.     JNL/BlackRock  Global  Allocation  Fund;
     2.     JNL/Goldman  Sachs  Emerging  Markets  Debt  Fund;
     3.     JNL/Ivy  Asset  Strategy  Fund;  and
     4.     JNL/T.  Rowe  Price  Short-Term  Bond  Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the parties hereby agree to amend the Agreement to delete the first paragraph of Section 4 entitled "4. Compensation" in its entirety and replace it with the following:

     As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, and as provided pursuant to 1) the agreement between the Adviser and the Managed Futures Fund's wholly-owned subsidiary, the JNL/AQR Managed Futures Strategy Fund, Ltd, and 2) the agreement between the Adviser and the JNL/BlackRock Global Allocation Fund's wholly-owned subsidiary, the JNL/BlackRock Global Allocation Fund, Ltd, the Trust will pay to the Adviser a single unified fee, accrued daily and payable monthly on the average daily net assets in the Series, in accordance with Schedule B.

     FURTHER,  the  parties  hereby  agree  to  amend  the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated August 29, 2011, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated August 29, 2011, attached hereto.

     3. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

     IN WITNESS WHEREOF, the Adviser and the Trust have caused this Amendment to be executed as of August 22, 2011, effective as of August 29, 2011.


JNL SERIES TRUST

By: /s/ Susan S. Rhee
Name:     Susan S. Rhee
Title: Vice President, Counsel, and Secretary

JACKSON NATIONAL ASSET MANAGEMENT, LLC

By: /s/ Mark D. Nerud
Name:     Mark D. Nerud
Title:     President and CEO

                                   SCHEDULE A
                             DATED AUGUST 29, 2011
                                (List of Funds)


              JNL/American Funds Blue Chip Income and Growth Fund

                      JNL/American Funds Global Bond Fund

              JNL/American Funds Global Small Capitalization Fund

                     JNL/American Funds Growth-Income Fund

                     JNL/American Funds International Fund

                       JNL/American Funds New World Fund

                     JNL/AQR Managed Futures Strategy Fund

                    JNL/BlackRock Commodity Securities Fund

                      JNL/BlackRock Global Allocation Fund

                  JNL/Capital Guardian U.S. Growth Equity Fund

             JNL/Capital Guardian Global Diversified Research Fund

                   JNL/Capital Guardian Global Balanced Fund

                           JNL/Eagle Core Equity Fund

                         JNL/Eagle SmallCap Equity Fund

                 JNL/Franklin Templeton Founding Strategy Fund

                   JNL/Franklin Templeton Global Growth Fund

                       JNL/Franklin Templeton Income Fund

           JNL/Franklin Templeton International Small Cap Growth Fund

                   JNL/Franklin Templeton Mutual Shares Fund

                  JNL/Franklin Templeton Small Cap Value Fund

                     JNL/Goldman Sachs Core Plus Bond Fund

                  JNL/Goldman Sachs Emerging Markets Debt Fund

                      JNL/Goldman Sachs Mid Cap Value Fund

                    JNL/Goldman Sachs U.S. Equity Flex Fund

                         JNL Institutional Alt 20 Fund

                         JNL Institutional Alt 35 Fund

                         JNL Institutional Alt 50 Fund

                         JNL Institutional Alt 65 Fund

                     JNL/Invesco International Growth Fund

                       JNL/Invesco Large Cap Growth Fund

                      JNL/Invesco Global Real Estate Fund

                       JNL/Invesco Small Cap Growth Fund

                          JNL/Ivy Asset Strategy Fund

                     JNL/JPMorgan International Value Fund

                        JNL/JPMorgan MidCap Growth Fund

                JNL/JPMorgan U.S. Government & Quality Bond Fund

                        JNL/Lazard Emerging Markets Fund

                         JNL/Lazard Mid Cap Equity Fund

                           JNL/M&G Global Basics Fund

                          JNL/M&G Global Leaders Fund

                 JNL/Mellon Capital Management Bond Index Fund

           JNL/Mellon Capital Management Emerging Markets Index Fund

                 JNL/Mellon Capital Management European 30 Fund

                JNL/Mellon Capital Management Global Alpha Fund

                   JNL/Mellon Capital Management Index 5 Fund

             JNL/Mellon Capital Management International Index Fund

               JNL/Mellon Capital Management Pacific Rim 30 Fund

               JNL/Mellon Capital Management Small Cap Index Fund

                   JNL/Mellon Capital Management 10 x 10 Fund

                JNL/Mellon Capital Management S&P 500 Index Fund

            JNL/Mellon Capital Management S&P 400 MidCap Index Fund

                       JNL/Oppenheimer Global Growth Fund

                           JNL/PAM Asia ex-Japan Fund

                            JNL/PAM China-India Fund

                           JNL/PIMCO Real Return Fund

                        JNL/PIMCO Total Return Bond Fund

                   JNL/PPM America Floating Rate Income Fund

                      JNL/PPM America High Yield Bond Fund

                       JNL/PPM America Mid Cap Value Fund

                      JNL/PPM America Small Cap Value Fund

                       JNL/PPM America Value Equity Fund

                    JNL/Red Rocks Listed Private Equity Fund

                   JNL/T. Rowe Price Established Growth Fund

                     JNL/T. Rowe Price Mid-Cap Growth Fund

                     JNL/T. Rowe Price Short-Term Bond Fund

                          JNL/T. Rowe Price Value Fund

                             JNL/WMC Balanced Fund

                           JNL/WMC Money Market Fund

                               JNL/WMC Value Fund

                          JNL/S&P Managed Growth Fund

                       JNL/S&P Managed Conservative Fund

                      JNL/S&P Managed Moderate Growth Fund

                         JNL/S&P Managed Moderate Fund

                     JNL/S&P Managed Aggressive Growth Fund

                       JNL/S&P Competitive Advantage Fund

                     JNL/S&P Dividend Income & Growth Fund

                          JNL/S&P Intrinsic Value Fund

                            JNL/S&P Total Yield Fund

                                 JNL/S&P 4 Fund

                         JNL Disciplined Moderate Fund

                      JNL Disciplined Moderate Growth Fund

                          JNL Disciplined Growth Fund


                                   SCHEDULE B
                             DATED AUGUST 29, 2011
                                 (Compensation)

FUND      ASSETS                                           ADVISORY FEE
                                                           (Annual Rate Based on
                                                           Average Net Assets of
                                                           each Fund)

JNL/American Funds Blue Chip Income and Growth Fund
     $0 to $1 billion                                       .70%
    Over $1 billion                                        .65%

JNL/American Funds Global Bond Fund
     $0 to $1 billion                                       .70%
    Over $1 billion                                        .65%

JNL/American Funds Global Small Capitalization Fund
     $0 to $1 billion                                       .75%
    Over $1 billion                                        .70%

JNL/American Funds Growth-Income Fund
     $0 to $1 billion                                       .70%
    Over $1 billion                                        .65%

JNL/American Funds International Fund
     $0 to $1 billion                                       .85%
    Over $1 billion                                        .80%

JNL/American Funds New World Fund
     $0 to $1 billion                                       1.05%
    Over $1 billion                                        1.00%

JNL/AQR Managed Futures Strategy Fund
     $0 to $500 million                                     .95%
    $500 million to $1 billion                             .90%
    Over $1 billion                                        .85%

JNL/BlackRock Commodity Securities Fund
     $0 to $300 million                                     .70%
    Over $300 million                                      .60%

JNL/BlackRock Global Allocation Fund
     $0 to $1 billion                                       .75%
    Over $1 billion                                        .70%

JNL/Capital Guardian U.S. Growth Equity Fund
     $0 to $150 million                                     .70%
    $150 million to $500 million                           .65%
    $500 million to $750 million                           .60%
    Over $750 million                                      .55%

JNL/Capital Guardian Global
Diversified Research Fund
     $0 to $150 million                                     .75%
    $150 million to $500 million                           .70%
    $500 million to $750 million                           .65%
    Over $750 million                                      .60%

JNL/Capital Guardian Global Balanced Fund
     $0 to $500 million                                     .65%
    Over $500 million                                      .60%

JNL/Eagle Core Equity Fund
    $0 to $100 million                                     .65%
    $100 million to $300 million                           .60%
    Over $300 million                                      .55%

JNL/Eagle SmallCap Equity Fund
    $0 to $100 million                                     .75%
    $100 million to $500 million                           .70%
    Over $500 million                                      .65%

JNL/Franklin Templeton Founding Strategy Fund
     All Assets                                                  0%

JNL/Franklin Templeton Global Growth Fund
    $0 to $300 million                                      .75%
    $300 million to $500 million                            .65%
    Over $500 million                                       .60%

JNL/Franklin Templeton Income Fund
     $0 to $100 million                                      .80%
    $100 million to $200 million                            .75%
    $200 million to $500 million                            .65%
    Over $500 million                                       .60%

JNL/Franklin Templeton International
Small Cap Growth Fund
     $0 to $500 million                                      .95%
    Over $500 million                                       .90%

JNL/Franklin Templeton Mutual Shares Fund
    $0 to $500 million                                      .75%
    Over $500 million                                       .70%

JNL/Franklin Templeton Small Cap Value Fund
     $0 to $200 million                                      .85%
    $200 million to $500 million                            .77%
    Over $500 million                                       .75%

JNL/Goldman Sachs Core Plus Bond Fund
     $0 to $500 million                                      .60%
    Over $500 million                                       .55%

JNL/Goldman Sachs Emerging Markets Debt Fund
     $0 to $200 million                                      .75%
    $200 million to $1 billion                              .70%
    Over $1 billion                                         .675%

JNL/Goldman Sachs Mid Cap Value Fund
     $0 to $100 million                                      .75%
    Over $100 million                                       .70%

JNL/Goldman Sachs U.S. Equity Flex Fund
     $0 to $300 million                                      .80%
    Over $300 million                                       .75%

JNL/Institutional Alt 20 Fund
     $0 to $500 million                                      .15%
    Over $500 million                                       .10%

JNL/Institutional Alt 35 Fund
     $0 to $500 million                                      .15%
    Over $500 million                                       .10%

JNL/Institutional Alt 50 Fund
     $0 to $500 million                                      .15%
    Over $500 million                                       .10%

JNL/Institutional Alt 65 Fund
     $0 to $500 million                                      .15%
    Over $500 million                                       .10%

JNL/Invesco International Growth Fund
     $0 to $150 million                                      .70%
    $150 million to $500 million                            .65%
    Over $500 million                                       .60%

JNL/Invesco Large Cap Growth Fund
     $0 to $150 million                                      .70%
    Over $150 million                                       .65%

JNL/Invesco Global Real Estate Fund
     $0 to $50 million                                       .75%
    Over $50 million                                        .70%

JNL/Invesco Small Cap Growth Fund
     $0 to $300 million                                      .85%
    Over $300 million                                       .80%

JNL/Ivy Asset Strategy Fund
     $0 to $500 million                                      .90%
    $500 million to $1.5 billion                            .85%
    Over $1.5 billion                                       .825%

JNL/JPMorgan International Value Fund
    $0 to $150 million                                      .70%
    $150 million to $500 million                            .65%
    Over $500 million                                       .60%

JNL/JPMorgan MidCap Growth Fund
    $0 to $250 million                                      .70%
    $250 million to $750 million                            .65%
    $750 million to $1,500 million                          .60%
    Over $1,500 million                                     .55%

JNL/JPMorgan U.S. Government & Quality Bond Fund
     $0 to $150 million                                      .50%
    $150 million to $300 million                            .45%
    $300 million to $500 million                            .40%
    Over $500 million                                       .35%

JNL/Lazard Emerging Markets Fund
      $0 to $100 million                                      1.00%
    $100 million to $250 million                            .90%
    Over $250 million                                       .85%

JNL/Lazard Mid Cap Equity Fund
    $0 to $50 million                                       .75%
    $50 million to $250 million                             .70%
    Over $250 million                                       .65%

JNL/M&G Global Basics Fund
     $0 to $500 million                                      .85%
    Over $500 million                                       .80%

JNL/M&G Global Leaders Fund
     $0 to $500 million                                      .85%
    Over $500 million                                       .80%

JNL/Mellon Capital Management Emerging Markets Index Fund
     $0 to $500 million                                      .40%
    Over $500 million                                       .35%

JNL/Mellon Capital Management Bond Index Fund
     $0 to $500 million                                      .30%
    $500 million to $750 million                            .25%
    Over $750 million                                       .24%

JNL/Mellon Capital Management Global Alpha Fund
     $0 to $500 million                                      1.00%
    Over $500 million                                       .90%

JNL/Mellon Capital Management European 30 Fund
    $0 to $50 million                                       .37%
    $50 to $100 million                                     .31%
    Over $100 million                                       .28%

JNL/Mellon Capital Management Index 5 Fund
     All assets                                                 0%

JNL/Mellon Capital Management International Index Fund
     $0 to $500 million                                     .30%
    $500 million to $750 million                           .25%
    Over $750 million                                      .24%

JNL/Mellon Capital Management Pacific Rim 30 Fund
     $0 to $50 million                                      .37%
    $50 to $100 million                                    .31%
    Over $100 million                                      .28%

JNL/Mellon Capital Management Small Cap Index Fund
     $0 to $500 million                                     .29%
    $500 million to $750 million                           .24%
    Over $750 million                                      .23%

JNL/Mellon Capital Management 10 x 10 Fund
     All assets                                                0%

JNL/Mellon Capital Management S&P 500 Index Fund
     $0 to $500 million                                     .29%
    $500 million to $750 million                           .24%
    Over $750 million                                      .23%

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
     $0 to $500 million                                     .29%
    $500 million to $750 million                           .24%
    Over $750 million                                      .23%

JNL/Oppenheimer Global Growth Fund
     $0 to $300 million                                     .70%
    Over $300 million                                      .60%

JNL/PAM Asia ex-Japan Fund
     $0 to $500 million                                     .90%
    Over $500 million                                      .85%

JNL/PAM China-India Fund
     $0 to $500 million                                     .90%
    Over $500 million                                      .85%

JNL/PIMCO Real Return Fund
    $0 to $1 billion                                       .50%
    Over $1 billion                                        .475%

JNL/PIMCO Total Return Bond Fund
     All assets                                                .50%

JNL/PPM America Floating Rate Income Fund
     $0 to $500 million                                     .65%
    Over $500 million                                         .60%

JNL/PPM America High Yield Bond Fund
     $0 to $150 million                                     .50%
    $150 million to $500 million                           .45%
    Over $500 million                                      .425%

JNL/PPM America Mid Cap Value Fund
    $0 to $500 million                                     .75%
    Over $500 million                                      .70%

JNL/PPM America Small Cap Value Fund
    $0 to $500 million                                     .75%
    Over $500 million                                      .70%

JNL/PPM America Value Equity Fund
    $0 to $300 million                                     .55%
    Over $300 million                                      .50%

JNL/Red Rocks Listed Private Equity Fund
    $0 to $200 million                                     .85%
    Over $200 million                                      .80%

JNL/T. Rowe Price Established Growth Fund
    $0 to $150 million                                     .65%
    $150 to $500 million                                   .60%
    Over $500 million                                      .55%

JNL/T. Rowe Price Mid-Cap Growth Fund
    $0 to $150 million                                     .75%
    Over $150 million                                      .70%

JNL/T. Rowe Price Short-Term Bond Fund
     $0 to $250 million                                     .45%
    $250 million to $1.5 billion                           .40%
    Over $1.5 billion                                      .375%

JNL/T. Rowe Price Value Fund
    $0 to $150 million                                     .70%
    $150 to $500 million                                   .65%
    Over $500 million                                      .60%

JNL/WMC Balanced Fund
    $0 to $50 million                                      .55%
    $50 million to $150 million                            .50%
    $150 million to $300 million                           .475%
    $300 million to $500 million                           .45%
    Over $500 million                                      .425%

JNL/WMC Money Market Fund
    $0 to $500 million                                     0.28%
    Over $500 million                                      0.25%

JNL/WMC Value Fund
    $0 to $300 million                                     .55%
    $300 million to $500 million                           .50%
    Over $500 million                                      .45%

JNL/S&P Managed Growth Fund
    $0 to $500 million                                     .13%
    Over $500 million                                      .08%

JNL/S&P Managed Conservative Fund
    $0 to $500 million                                     .13%
    Over $500 million                                      .08%

JNL/S&P Managed Moderate Growth Fund
    $0 to $500 million                                     .13%
    Over $500 million                                      .08%

JNL/S&P Managed Moderate Fund
    $0 to $500 million                                     .13%
    Over $500 million                                      .08%

JNL/S&P Managed Aggressive Growth Fund
    $0 to $500 million                                     .13%
    Over $500 million                                      .08%

JNL/S&P Competitive Advantage Fund
    $0 to $500 million                                     .40%
    Over $500 million                                      .35%

JNL/S&P Dividend Income & Growth Fund
    $0 to $500 million                                     .40%
    Over $500 million                                      .35%

JNL/S&P Intrinsic Value Fund
    $0 to $500 million                                     .40%
    Over $500 million                                      .35%

JNL/S&P Total Yield Fund
    $0 to $500 million                                     .40%
    Over $500 million                                      .35%

JNL/S&P 4 Fund
    All Assets                                             0%

JNL Disciplined Moderate Fund
    $0 to $500 million                                     .13%
    Over $500 million                                      .08%

JNL Disciplined Moderate Growth Fund
    $0 to $500 million                                     .13%
    Over $500 million                                      .08%

JNL Disciplined Growth Fund
    $0 to $500 million                                     .13%
    Over $500 million                                      .08%